Exhibit 10.13

In re	CROCHET & BOREL SERVICES, INC.	Case No.	08-10290 (BLS)
	Debtor	Reporting Period:	July 1 through July 31

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement.  The beginning cash should be the ending cash from the prior month or. if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH -ACTUAL" column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	$119,569			$-	$119,569
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE -PREPETITION	250				250
ACCOUNTS RECEIVABLE -POSTPETITION
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	-				-
TRANSFERS (FROM DIP ACCTS)					-
TOTAL RECEIPTS	250	-	-	-	250
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES	-
INSURANCE
ADMINISTRATIVE	223				223
SELLING
OTHER : Bank fees	1,877				1,877
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)					-
PROFESSIONAL FEES	4,039
U.S. TRUSTEE QUARTERLY FEES	6,500
COURT COSTS
TOTAL DISBURSEMENTS	12,639	-	-	-	2,100
	-
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(12,389)			-	(1,850)

CASH - END OF MONTH	$107,180	$-	$-	$-	$107,180
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Cash Receipts and Disbursements - Information Supporting above Amounts:
OTHER RECEIPTS:
Franchise Tax Refund	$-
Funds for Related Party	$-
Other Misc receipts	-

TOTAL OTHER RECEIPTS	$-

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN

TOTAL DISBURSEMENTS	$12,639
LESS: TRANSFERS TO OTHER DEBTOR IN	-
PLUS: ESTATE DISBURSEMENTS MADE BY
TOTAL DISBURSEMENTS FOR CALCULATING U.S.	$12,639